SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-12

                        Central Virginia Bankshares, Inc.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

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(4)  Date Filed:

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

                        CENTRAL VIRGINIA BANKSHARES, INC.



Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. ("CVB"), which will be held on Tuesday, April 27, 2004, at 10:00 a.m., at the Powhatan Village Building (old Powhatan High School), 3910 Old Buckingham Road, Powhatan, Virginia, for the following purposes:

         (1)    to elect three directors for a term of three years,

         (2) to ratify the appointment of Mitchell, Wiggins & Company, LLP, as auditors for the year ending December 31, 2004, and

         (3) to transact such other business as may properly come before the Meeting.

         Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the attached proxy card in the enclosed postage-paid return envelope. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

         The Board of Directors and management of CVB appreciate your continued support and look forward to seeing you at the Annual Meeting.

                                           Sincerely yours,

                                           /s/ RALPH LARRY LYONS

                                           RALPH LARRY LYONS
                                           President and
                                           Chief Executive Officer

Powhatan, Virginia
April 9, 2004

                        CENTRAL VIRGINIA BANKSHARES, INC.
                              2036 New Dorset Road
                                   P.O. Box 39
                          Powhatan, Virginia 23139-0039

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 27, 2004

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. ("CVB") will be held at the Powhatan Village Building (old Powhatan High School), 3910 Old Buckingham Road, Powhatan, Virginia, on April 27, 2004, at 10:00 a.m. for the following purposes:

         (1) to elect three directors for a term of three years and until their respective successors are elected and qualified,

         (2) to ratify the appointment of Mitchell, Wiggins & Company, LLP, as auditors for the year ending December 31, 2004, and

         (3) to transact such other business as may properly come before the Meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Meeting.

         The Board of Directors has fixed the close of business on March 15, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Garland L. Blanton, Jr.

                                            Garland L. Blanton, Jr.
                                            Secretary

Powhatan, Virginia
April 9, 2004

--------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

--------------------------------------------------------------------------------

                        CENTRAL VIRGINIA BANKSHARES, INC.



                                 PROXY STATEMENT



                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 27, 2004




                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, $1.25 par value per share ("Common Stock"), of Central Virginia Bankshares, Inc. ("CVB") in connection with the solicitation of proxies by the Board of Directors (the "Board") of CVB to be used at the Annual Meeting of Shareholders to be held on April 27, 2004, at 10:00 a.m. at the Powhatan Village Building (old Powhatan High School), 3910 Old Buckingham Road, Powhatan, Virginia, and any adjournment or postponement thereof (the "Annual Meeting").

         The approximate date on which this Proxy Statement, the accompanying proxy card and the Annual Report to Shareholders (which is not part of CVB's soliciting materials) are being mailed to CVB's shareholders is April 9, 2004. In addition to solicitation by mail, officers and regular employees of CVB may solicit proxies in person or by telephone. The cost of soliciting proxies will be borne by CVB.

         The proxy solicited hereby, if properly signed and returned to CVB and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the slate of director nominees and "for" ratification of the appointment of the auditors set forth on the proxy and described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of CVB (Garland L. Blanton, Jr., Secretary, Central Virginia Bankshares, Inc., 2036 New Dorset Road, P.O. Box 39, Powhatan, Virginia 23139-0039); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment or postponement thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

         Only shareholders of record at the close of business on March 15, 2004 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 2,129,314 shares of Common Stock issued and outstanding and approximately 838 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. There are no rights of appraisal or similar rights of dissenters under Virginia law or otherwise with regard to the proposals to be addressed at the Annual Meeting. CVB had no other class of equity securities outstanding at the Record Date.


                              ELECTION OF DIRECTORS

Election of Directors; The Nominees

         The Articles of Incorporation and Bylaws of CVB provide that the Board shall fix the number of directors of CVB and that such directors shall be divided into three classes as nearly equal in number as possible. Currently, the number of directors is fixed at eight. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. The following table sets forth the names of the current directors, the class to which they belong and the years in which their terms of office will expire:

                Class C                  Class B                  Class A
                2004(1)                    2005                     2006
                ----                       ----                     ----

          Charles W. Binford        Ralph Larry Lyons          Elwood C. May
             John B. Larus       Garland L. Blanton, Jr.     Charles B. Goodman
            James T. Napier         Fleming V. Austin
-------------------
(1) These three directors are the nominees for election at the Annual Meeting for a three-year term expiring in 2007 and until their successors are elected and qualified.


         Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the three nominees listed above. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed above would not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the Annual Meeting.

         In the election of directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

The Board of Directors

         There is set forth hereafter as to each of the nominees, and the remaining directors who will continue to serve, certain information including age, principal occupation and, as of March 15, 2004, information respecting beneficial ownership of Common Stock. The year shown for initial election as a director in the information below represents the year in which the nominee or continuing director was first elected to the Board of CVB or previously to the Board of Central Virginia Bank, a wholly-owned subsidiary of CVB (the "Bank"). Unless otherwise indicated, the business experience and principal occupations shown for each nominee or continuing director has extended five or more years.

Ralph Larry Lyons, 55, has been a director since 1983.
         Mr. Lyons is President and Chief Executive Officer of CVB and the Bank.

Garland L. Blanton, Jr., 73, has been a director since 1985.
         Mr. Blanton is the retired President/Manager of Blanton & Pleasants Hardware, Inc., a hardware retailer located in Cartersville, Virginia. He also serves as Secretary of CVB.

Fleming V. Austin, 73, has been a director since 1993.
         Mr. Austin is a retired executive vice president of CVB and the Bank.

Elwood C. May, 63, has been a director since 1973.
         Mr. May is the owner/operator of Flatrock Hardware, Inc., a hardware retailer located in Powhatan, Virginia.

Charles B. Goodman, 77, has been a director since 1978.
         Mr. Goodman is President of Goodman Truck & Tractor Co., Inc., a truck, tractor and equipment dealer located in Amelia County, Virginia.

Charles W. Binford, 84, has been a director since 1973.
         Mr. Binford is a retired partner of A.G. Smith & Co., a general merchandise store located in Maidens, Virginia, and the retired postmaster of Maidens, Virginia.

John B. Larus, 75, has been a director since 1973.
         Mr. Larus serves as Chairman of the Boards of Directors of CVB and the Bank. He is a managing partner of Stony Point Estates.

James T. Napier, 51, has been a director since 1997.
         Mr. Napier is President of Napier, Realtors ERA which has its main office in Chesterfield County and has branch offices serving Powhatan, Hanover and Henrico Counties and the City of Richmond. Mr. Napier has been President of the firm since 1991 and has been involved in the real estate business since 1976.

         Other than Mr. Blanton and Mr. Goodman, who are brothers-in-law, there are no family relationships among the officers and directors of CVB.

Executive Officers Who Are Not Directors

         Charles F. Catlett, III (age 55) is Senior Vice President and Chief Financial Officer. Prior to joining CVB in December 1999, he was President of Franklin Financial Associates, L.L.C. for two years. Prior to establishing Franklin Financial Associates, he was Senior Vice President and Group Manager of Wachovia Bank, the successor by merger in 1997 to Central Fidelity National Bank, where he served in several senior management capacities in the Bank's Investments, Management Accounting, Corporate Accounting and Internal Audit departments. Mr. Catlett has over 29 years of banking experience.

         F. William Kidd (age 57) is a Senior Vice President and the Cashier of the Bank. Mr. Kidd has been with CVB since 1983 and is presently responsible for the information technology and operations areas of the Bank. Mr. Kidd also serves as the security officer for CVB.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

Security Ownership of Management

         The following table sets forth information as of March 15, 2004, regarding the beneficial ownership of Common Stock by all directors and nominees, each of the named executive officers and by all directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security or if he has the right to acquire beneficial ownership of the security within 60 days.

                                             Common Stock
        Name                            Beneficially Owned(1)   Percent of Class
-------------------------------------   ---------------------   ----------------
Directors
Fleming V. Austin (2)                           12,336                .58%
Charles W. Binford (3)                          23,332               1.10%
Garland L. Blanton, Jr. (4)                     13,090                .61%
Charles B. Goodman (5)                          19,967                .94%
John B. Larus (6)                               46,603               2.18%
Ralph Larry Lyons (7)                           41,035               1.92%
Elwood C. May (8)                               15,965                .75%
James T. Napier                                  7,161                .34%

Executive Officer
Charles F. Catlett, III                          9,331                .44%

All present executive officers and
directors as a group (10 persons)              197,427               9.06%
--------------------
(1) Amounts disclosed include shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of March 15, 2004.
(2) Includes 5,113 shares owned by Mr. Austin and his wife as joint tenants and 1,577 shares owned by his wife.
(3) Includes 2,619 shares owned by Mr. Binford and his wife as joint tenants and 1,410 shares owned by his wife.
(4) Includes 3,885 shares owned by Mr. Blanton and his wife as joint tenants and 858 shares owned by his wife.
(5) Includes 3,546 shares owned by Mr. Goodman and his wife as joint tenants and 6,136 shares owned by his wife.
(6)  Includes 12,600 shares owned by Mr. Larus' wife.
(7) Includes 5,041 shares owned by Mr. Lyons and his wife as joint tenants, and 4,042 shares owned by his wife.
(8)  Includes 4,863 shares owned by Mr. May and his wife as joint tenants.

Security Ownership of Certain Beneficial Owners

         Management does not believe that any shareholder beneficially owns more than 5% of the outstanding shares of Common Stock as of March 15, 2004.

                            CORPORATE GOVERNANCE AND
                             THE BOARD OF DIRECTORS

The Board of Directors and its Committees

         Meetings of the Board of Directors are held regularly each month and there is also an organizational meeting following the Annual Meeting of Shareholders. The Board held 13 meetings in the year ended December 31, 2003. For such year, none of CVB's eight directors attended fewer than 75% of the aggregate number of Board meetings and meetings of committees of which the respective directors are members.

Independence of the Directors

         The Board of Directors has determined that the following seven individuals of its total eight members are independent as defined by the listing standards of the Nasdaq Stock Market, Inc. ("Nasdaq"): Messrs. Blanton, Austin, May, Goodman, Binford, Larus and Napier. In reaching this conclusion, the Board of Directors considered that CVB and its subsidiary bank conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

Code of Ethics

         The Executive Committee of the Board of Directors has approved a Code of Business Conduct and Ethics for directors, officers and all employees of CVB and its subsidiaries. The Code addresses such topics as compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest. Requests for a copy of the CVB's Code of Ethics may be sent to tthornton@centralvabank.com or by visiting the CVB's website at www.centralvabank.com.

Committees

         The Board of Directors has a standing Audit Committee and Compensation Committee, but does not have a standing Nominating Committee.

         Audit Committee. The Audit Committee consists of Messrs. Blanton, Binford and Napier, all of whom the Board in its business judgment has determined are independent as that term is defined in the listing standards of Nasdaq. CVB has not currently designated an "audit committee financial expert." The Audit Committee has, however, engaged the accounting firm of Keiter Stephens Hurst Gary & Shreaves to serve as a consultant to the Audit Committee. The Board believes that with Keiter Stephens' assistance the current members of the Audit Committee have the ability to understand financial statements and generally accepted accounting principles, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions.

         The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and for the assurance of the adherence to a system of internal controls. It reviews and accepts the reports of CVB's independent auditors and federal examiners. The Audit Committee met four times during the year ended December 31, 2003.

         Compensation Committee. The Compensation Committee consists of Messrs. Austin, Binford and Larus. The Compensation Committee is responsible for reviewing and approving salary grade levels for the Bank as well as recommended salary increases. The Compensation Committee met once during the year ended December 31, 2003.

Nominating Process

         CVB currently does not have a standing nominating committee. The entire Board performs the functions of a nominating committee. The Board does not believe it needs a separate nominating committee because the full Board is comprised predominately of independent directors (as that term is defined in the listing standards of Nasdaq) and has the time and resources to perform the function of selecting board nominees. When the Board performs its nominating function, the Board acts in accordance with CVB's Articles of Incorporation and Bylaws but does not have a separate charter related to the nomination process.

       Shareholders entitled to vote for the election of directors may nominate candidates for consideration by the Board of Directors under procedures that CVB has established. See "SHAREHOLDER PROPOSALS."

         In the consideration of director nominees, including any nominee that a shareholder may submit, the Board considers, at a minimum, the following factors for new directors, or the continued service of existing directors:

          * the ability of the prospective nominee to represent the interests of the shareholders of CVB;

          * the prospective nominee's standards of integrity, commitment and independence of thought and judgment;

          * the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee's service on other public company boards; and

          * the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board.

Annual Meeting Attendance

         CVB encourages members of the Board to attend the annual meeting of shareholders. All of the directors, other than Mr. Napier, attended the 2003 annual meeting.

Communications with Directors

         Any director may be contacted by writing to James T. Napier c/o Central Virginia Bankshares, Inc., P. O. Box 39, Powhatan, Virginia, 23139-0039. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of CVB. CVB promptly forwards, without screening, all such correspondence to the indicated directors.


                                  REMUNERATION

Summary of Cash and Certain Other Compensation

         The following table shows, for the fiscal years ended December 31, 2003, 2002 and 2001, the cash compensation paid by CVB, as well as certain other compensation paid or accrued for those years, to the named executive officers of CVB in all capacities in which each served:

                                             Summary Compensation Table

                                                  Annual Compensation
                                              -----------------------------
                                                                                Securities            All Other
           Name and                                                         Underlying Option        Compensation
      Principal Position            Year         Salary ($)    Bonus ($)          Awards              ($)(1) (2)
------------------------------- ------------- -------------- -------------- ------------------- -----------------------
Ralph Larry Lyons                   2003          178,050        5,400            1,250                  67,951
President, Chief Executive          2002          161,954        3,000            1,102                  58,206
  Officer and Director              2001          155,350         --                --                   35,355

Charles F. Catlett, III             2003          105,300        5,100             750                   31,005
Senior Vice President and           2002           93,626        2,000             630                   26,951
  Chief Financial Officer           2001           90,112         --                --                   10,941

----------------
(1) "All Other Compensation" for Mr. Lyons includes: (a) $13,000, $10,400 and $10,400 in directors' fees paid for the fiscal years ended December 31, 2003, 2002 and 2001, (b) $14,590, $12,147 and $12,428 representing total contributions to CVB's Profit Sharing/Retirement Plan for the fiscal years ended December 31, 2003, 2002 and 2001, (c) $5,306, $4,858 and $4,471 representing total contributions to CVB's 401(k) Plan for the fiscal years ended December 31, 2003, 2002 and 2001 to match pre-tax elective deferral contributions (which are included under the "Salary" column) made by Mr. Lyons to such plan, (d) $956, $801 and $4,194 for group term life insurance for the fiscal years ended December 31, 2003, 2002 and 2001, (e) $3,889, $3,500, $3,862 for use of the
Company vehicle for the fiscal years ended December 31, 2003, 2002 and 2001, and
(f) $30,210 and $26,500 in contributions to the Supplemental Executive Retirement Plan for the fiscal years ended December 31, 2003 and 2002.

(2) "All Other Compensation" for Mr. Catlett includes: (a) $8,687, $7,022 and $7,201 representing total contributions to CVB's Profit Sharing/Retirement Plan for the fiscal years ended December 31, 2003, 2002 and 2001, (b) $3,159, $2,809 and $2,700 representing total contributions to CVB's 401(k) Plan for the fiscal years ended December 31, 2003, 2002 and 2001 to match pre-tax elective deferral contributions (which are included under the "Salary" column) made by Mr. Catlett to such plan, (c) $1,630, $1,743 and $1,040 for group term life insurance for the fiscal years ended December 31, 2003, 2002 and 2001, (d) $17,529 and $15,377 in contributions to the Supplemental Executive Retirement Plan for the fiscal years ended December 31, 2003 and 2002.

Stock Options

         The following table sets forth for the year ended December 31, 2003, the grants of stock options to the named executive officers:

                        Option Grants In Last Fiscal Year

                                   Number of         Percent of Total
                                   Securities         Options Granted
                               Underlying Options     to Employees in        Exercise or Base
           Name                   Granted (#) (1)     Fiscal Year (%)         Price ($/Share)     Expiration Date
           ----                   ---------------     ---------------         ---------------     ---------------

Ralph Larry Lyons                     1,250                   11.7%                $17.61              4/29/2013

Charles F. Catlett, III                 750                    7.0%                $17.61              4/29/2013

-------------------
(1) Stock options were awarded at or above the fair market value of the shares of Common Stock at the date of award.


         No stock options were exercised by the named executive officers during 2003. The following table sets forth the amount and value of stock options held by the named executive officers as of December 31, 2003.

                          Fiscal Year End Option Values

                                               Number of
                                         Securities Underlying                 Value of Unexercised
                                        Unexercised Options at                 In-the-Money Options
                                          Fiscal Year End (#)                at Fiscal Year End ($)(1)
                                          -------------------                -------------------------

              Name                  Exercisable       Unexercisable       Exercisable      Unexercisable
              ----                  -----------       -------------       -----------      -------------

Ralph Larry Lyons                      11,802               0              $149,637              $0

Charles F. Catlett, III                 2,430               0               $32,630              $0

-------------------
 (1) The value of in-the-money options at fiscal year end was calculated by determining the difference the closing price of a share of Common Stock as reported on the Nasdaq Stock MarketSM on December 31, 2003 and the exercise price of the options.

                      Equity Compensation Plan Information

         The following table sets forth information as of December 31, 2003, with respect to compensation plans under which shares of CVB's Common Stock are authorized for issuance.

                                                                                                 Number of Securities
                                    Number of Securities to be        Weighted Average           Remaining Available
                                     Issued upon Exercise of         Exercise Price of           for Future Issuance
                                       Outstanding Options,         Outstanding Options,             Under Equity
          Plan Category                Warrants and Rights          Warrants and Rights         Compensation Plans(1)
          -------------                -------------------          -------------------         ------------------

Equity Compensation Plans
   Approved by Shareholders                  109,182                       $12.99                       45,988

Equity Compensation Plans Not
   Approved by Shareholders(2)
                                                --                           --                           --


-------------------

(1) Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.
(2) All  equity   compensation plans  of  the Company  have been approved by its shareholders.


Directors' Fees

         Directors, including directors who are officers of CVB, received fees of $1,000 for each meeting of the Board attended, $500 for each Audit Committee meeting attended and $150 for each of the other committee meetings attended during fiscal 2003.

Certain Transactions

         Some of the directors and officers of CVB, and some of the corporations and firms with which these individuals are associated, are also customers of the Bank in the ordinary course of business, or are indebted to the Bank with respect to loans. It is also anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future. All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral as those prevailing at the same time for comparable Bank transactions with unaffiliated persons. No such loan as of December 31, 2003 was non-accruing, past due or restructured. At December 31, 2003, the aggregate amount of loans outstanding to all directors and officers of the Bank and members of their immediate families, and corporations and firms with which these individuals are associated, was approximately $1,773,046.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires CVB's directors and executive officers, and any persons who own more than 10% of the Common Stock of CVB, to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of common stock. Officers and directors are required by SEC regulation to furnish CVB with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to CVB or written representation that no other reports were required, CVB believes that, during 2003, all filing requirements applicable to its officers and directors were satisfied, except that a Form 3 was filed one day late by Mr. Lyons for an optional purchase under CVB's Dividend Reinvestment and Stock Purchase Plan and a Form 3 was filed one day late by Mr. Kidd and Thomas R. Thornton, Jr. on sales of CVB's Common Stock.


                         RATIFICATION OF THE APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has appointed Mitchell, Wiggins & Company, LLP, independent certified public accountants, to perform the audit of CVB's financial statements for the year ending December 31, 2004. Mitchell, Wiggins & Company, LLP, performed the audit of CVB's financial statements for the year ended December 31, 2003. A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

         Representatives from Mitchell, Wiggins & Company, LLP, will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF MITCHELL, WIGGINS & COMPANY, LLP, AS CVB'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.


                                AUDIT INFORMATION

         The Board of Directors has adopted a written charter for the Audit Committee that is set forth in Exhibit A to this Proxy Statement. The three members of the Audit Committee are independent as that term is defined in the listing standards of the Nasdaq Stock Market, Inc.

Fees of Independent Public Accountants

Audit Fees

         The aggregate fees billed by Mitchell, Wiggins & Company, LLP for professional services rendered for the audit of CVB's annual financial statements for the fiscal years ended December 31, 2002 and 2003, and for the review of the financial statements included in the CVB's Quarterly Reports on Form 10-QSB, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $45,525 for 2003 and $43,900 for 2002.

Audit Related Fees

         The aggregate fees billed by Mitchell, Wiggins & Company, LLP for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the CVB's financial statements and not reported under the heading "Audit Fees" above for the fiscal years ended December 31, 2003 and December 31, 2002 were $2,600 and $1,900, respectively. During 2003 and 2002, such services included agreed upon procedures for FHLB collateral verifications.

Tax Fees

         The aggregate fees billed by Mitchell, Wiggins & Company, LLP for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2003 and December 31, 2002 were $5,100 and $5,100, respectively. During 2003 and 2002, these services included preparation of federal and state income tax returns.

All Other Fees

         The aggregate fees billed by Mitchell, Wiggins & Company, LLP for all other services rendered to CVB for the fiscal years ended December 31, 2003 and December 31, 2002 totaled $2,297 and $2,775, respectively. During 2003 and 2002, such services included accounting consultation and other advisory services.

Pre-Approved Services

         All audit related services, tax services and other services, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Mitchell, Wiggins & Company, LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.


                             Audit Committee Report

         Management is responsible for CVB's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of CVB's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended or supplemented (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from CVB and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of non-audit services to CVB is compatible with maintaining the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in CVB's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

           Submitted by the Audit Committee of the Board of Directors
                             Garland L. Blanton, Jr.
                               Charles B. Goodman
                                 James T. Napier


                              SHAREHOLDER PROPOSALS

         Under the regulations of the SEC, any shareholder desiring to make a proposal to be included in the Proxy Statement and acted upon at the 2005 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of CVB, whose address is P.O. Box 39, Powhatan, Virginia 23139-0039, no later than December 10, 2004. CVB anticipates holding the 2005 Annual Meeting on April 26, 2005.

         CVB's Bylaws also prescribe the procedure a shareholder must follow to nominate Directors or to bring other business before shareholders' meetings outside of the proxy statement process. For a shareholder to nominate a candidate for Director or to bring other business before a meeting, notice must be received by the Secretary of CVB not less than 60 days and not more than 90 days prior to the date of the meeting. Based upon an anticipated date of April 26, 2005 for the 2005 Annual Meeting of Shareholders, CVB must receive such notice no later than February 25, 2005 and no earlier than January 26, 2005. Notice of a nomination for Director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor and other specified matters. Any shareholder may obtain a copy of CVB's Bylaws, without charge, upon written request to the Secretary of CVB.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of CVB's Annual Report to Shareholders for the year ended December 31, 2003 accompanies this Proxy Statement. Additional copies may be obtained by written request to the Secretary of CVB at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, CVB WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO GARLAND L. BLANTON, JR., SECRETARY, CENTRAL VIRGINIA BANKSHARES, INC., 2036 NEW DORSET ROAD, P.O. BOX 39, POWHATAN, VIRGINIA 23139-0039. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                  OTHER MATTERS

         The Board of Directors of CVB is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

                                                                       Exhibit A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     Charter


I. PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         * Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         *    Review  and  appraise the audit   efforts  of  the   Corporation's
              independent accountants and internal auditing department.

         *    Provide  an open  avenue of  communication  among the  independent
              accountants,   financial  and  senior  management,   the  internal
              auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II. COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. An "independent director" is a director who is not, nor has been within the last three years, an employee of the Corporation or an individual who has a business relationship (in addition to the director's relationship to the Corporation as an outside director) with the Corporation, unless any such business relationship does not interfere with the director's exercise of independent judgment, in the business judgment of the Board of Directors. In addition, a director is not independent if such director is employed as an executive of another corporation where any of the Corporation's executives serves on that corporation's compensation committee. Nevertheless, one former employee or immediate family member of a former employee who is not considered independent due solely to the three-year restriction period may be appointed to the Audit Committee if the Company's Board determines in its business judgment that membership on the Audit Committee is required by the best interests of the Company and its shareholders, and the Company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for the determination.

         All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.
Audit  Committee   members  may  enhance  their  familiarity  with  finance
and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

         The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors or until their successors shall be duly elected and qualified. Unless a Chairman is elected by the Whole Board, the members of the Audit Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III. MEETINGS

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairman should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV.4. (below).

IV. RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

    1. Review and update this Charter periodically, at least annually, as conditions dictate.

    2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

    3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

    4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

Independent Accountants

     5. In recognition of the fact that the independent accountants are ultimately accountable to the Board of Directors and to the Audit Committee, recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should ensure that the independent accountants submit a formal written statement delineating all relationships between the independent accountants and the Corporation and review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

     6. In consultation with the Board of Directors, review the performance of the independent accountants and approve any proposed selection or discharge of the independent accountants when circumstances warrant.

     7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

     8.  In  consultation  with the  independent  accountants  and the  internal
         auditors,   review  the  integrity  of  the  organization's   financial
         reporting processes, both internal and external.

     9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

Process Improvement

     11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13. Review  any   significant   disagreement   among   management  and  the
         independent   accountants  or  the  internal  auditing   department  in
         connection with the preparation of the financial statements.

     14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

Ethical and Legal Compliance

     15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

     16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

     17. Review activities, organizational structure and qualifications of the internal audit department.

     18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

     19. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

     20. Perform  any  other  activities   consistent  with  this  Charter,  the
         Corporation's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

|X|  PLEASE MARK VOTES                      REVOCABLE PROXY
     AS IN THIS EXAMPLE             CENTRAL VIRGINIA BANKSHARES, INC.

                                                                                                          For     With-    For All
              PROXY FOR ANNUAL MEETING OF SHAREHOLDERS                                                            hold     Except
                                                                      1.   Election of Directors:         [  ]    [  ]      [  ]

             Proxy Solicited by the Board of Directors                 Charles W. Binford      John B. Larus      James T. Napier

The undersigned  hereby constitutes Ralph Larry Lyons and Garland L.  INSTRUCTION: To withhold authority to  vote for any individual
Blanton,  Jr. or either one of them,  attorneys  and  proxies,  with  nominee, mark "For All Except"  and  write that nominee's name power of  substitution  in  each,  to act for the  undersigned  with  in the space provided below.
respect  to  all  shares  of  Common   Stock  of  Central   Virginia
Bankshares,  Inc.  ("CVB")  held of  record  by the  undersigned  on    ------------------------------------------------------------
March 15, 2004, at  the Annual Meeting of Shareholders to be held at
the  Powhatan Village Building  (old Powhatan High School), 3910 Old                                      For     With-    For All
Buckingham Road, Powhatan, Virginia, on Tuesday, April 27,  2004, at                                              hold     Except
10:00 a.m., or  any adjournment thereof, for the following purposes:   2.   To ratify the appointment of  [  ]    [  ]      [  ]
                                                                            Mitchell, Wiggins & Company,
                                                                            LLP, as auditors for the year
                                                                            ending December 31, 2004.

                                                                       3.   To  vote on  such  other business  as may properly  come
                                                                            before meeting.

                                                                      Please check this box if you plan to attend the
                                                                      Annual Meeting of Shareholders.                   --> [  ]


                                                                      THIS PROXY  WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                                                                      DIRECTED  HEREIN BY THE SHAREHOLDER. IF NO DIRECTION  IS MADE,
                                                                      THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND
 Please be sure to sign and date    Date                              FOR ITEM 2.
   this Proxy in the box below.
                                    ---------------------------------
                                                                      Please sign your name  exactly  as it  appears  on  the  stock
                                                                      certificate.  All   of  several   joint owners  should   sign.
                                                                      Fiduciaries should give full title.
----------------------------------- ---------------------------------
Stockholder sign above                Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                        CENTRAL VIRGINIA BANKSHARES, INC.
                              2036 New Dorset Road
                                  P. O. Box 39
                          Powhatan, Virginia 23139-0039

--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-------------------------------

-------------------------------

-------------------------------